SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 15, 2011

EDGAR Online, Inc.
 (Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	001-32194 (Commission File Number)	06-1447017 (I.R.S. Employer Identification No.)

50 Washington Street
Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 852-5666

_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 15, 2011, the Company received notification from The Nasdaq Stock Market that Nasdaq has closed out the Company's compliance matter described in a notice from Nasdaq on August 30, 2010.  Specifically, Nasdaq confirmed that the Company has regained compliance with the minimum market value standard as set forth in Nasdaq Marketplace Rule 5550(b)(2) by virtue of having had a market value of listed securities of at least $35,000,000 for 10 consecutive business days from February 1, 2011 to February 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

	By:	/s/ David Price
David Price
Chief Financial Officer

Date: February 16, 2011